SECURITIES AND EXCHANGE COMMISSSION
                           Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) NOVEMBER 7, 1997
                                                       ----------------

                          FRANKLIN ELECTRIC CO., INC.
                          ---------------------------

            (Exact name of registrant as specified in its charter)


           Indiana                     0-362                   35-0827455
----------------------------        -----------            ------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)


            400 East Spring Street
              Bluffton, Indiana                               46714
      ---------------------------------------               ---------
     (Address of Principal Executive Offices)               (Zip Code)


                                (219) 824-2900
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


























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ITEM 5. OTHER EVENTS.

     In July, 1997, the Board of Directors of Franklin Electric Co., Inc. (the "Company") authorized the repurchase of up to 500,000 shares of the Company's Common Stock in open market or privately negotiated transactions at such times and such prices as determined by the Company. On November 7, 1997, the Company agreed to purchase 75,000 shares of Common Stock in an open market block purchase at a price of $56.75 per share. This sale was settled on November 13, 1997. The Company completed a previously authorized repurchase of 500,000 shares in January, 1997.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   November 13, 1997         By    Jess B. Ford
     -------------------------      ---------------------------
                                           (Signature)
                                      Jess B. Ford
                                      Vice President and
                                      Chief Financial Officer






















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